UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

Sandisk Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42420	99-1508671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Sandisk Drive		95035
Milpitas
California
(Address of Principal Executive Offices)		(Zip Code)
(408) 801-1000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	SNDK	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 29, 2026, Sandisk Corporation (the “Company”) announced financial results for the fiscal first quarter ended October 2, 2026. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On October 29, 2026, Sandisk Corporation (the “Company”) announced that its Board of Directors approved an eight-for-one forward stock split (the “Stock Split”) of its common stock, par value $0.01 per share ("Common Stock"). The Stock Split will be effected through an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation. The Charter Amendment, when effected, will proportionately increase the number of authorized shares of the Company’s Common Stock from 450 million to 3.6 billion.
In connection with the Stock Split, each of the Company’s stockholders of record as of the close of business on November 9, 2026 will receive seven additional shares for each share held, which will be issued after market close on Thursday, November 19, 2026. The Company’s Common Stock is expected to begin trading on a post-split basis at the market open on Friday, November 20, 2026 under the Company’s existing trading symbol “SNDK”.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Press release issued by Sandisk Corporation on October 29, 2026 announcing financial results for the fiscal first quarter ended October 2, 2026.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws, including statements about management’s expectations regarding the timing and impact of the Stock Split. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking statements. Key risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include the risk that the Stock Split is prevented from taking effect or is delayed due to legal or regulatory constraints; and other risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K filed with the SEC on August 17, 2026, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sandisk Corporation
(Registrant)

By:	/s/ Bernard Shek
Bernard Shek
Chief Legal Officer and Secretary
Date: October 29, 2026